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Exhibit 10.2

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                         Common Stock PURCHASE AGREEMENT

                                     Between


                               CCP Worldwide, Inc.
                                (the "Purchaser")


                                       and


                                David R. Allison,
                                 (the "Seller")













                         Dated as of September 23, 2002



                         ------------------------------




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     COMMON  STOCK  PURCHASE  AGREEMENT,  dated as of  September  23,  2002 (the
"Agreement"), between CCP Worldwide, Inc., a Delaware corporation ("Purchaser"), and David R. Allison, an individual ("Seller").

     WHEREAS, Seller desire to sell to Purchaser and Purchaser desires to acquire from Seller, One Thousand (1,000) shares of the common stock of Custom Craft Packaging, Inc., a North Carolina corporation (the "Company"), which shares  constitute  all of the issued and  outstanding  shares of the  Company's common stock, in consideration for Three Million (3,000,000) shares of Purchaser's common stock;

     NOW, THEREFORE, in consideration of the mutual covenants and agreements set forth herein and for good and valuable consideration, the receipt of which is hereby acknowledged, the parties agree as follows:



                                    ARTICLE I

                               CERTAIN DEFINITIONS

     Section 1.1. CERTAIN DEFINITIONS. As used in this Agreement, and unless the context requires a different meaning, the following terms have the meanings indicated:

     "CLOSING" shall have the meaning set forth in Section 2.1(b).

     "CLOSING DATE" shall have the meaning set forth in Section 2.1(b).

     "COMPANY" means Custom Craft Packaging, Inc., a North Carolina corporation.


     "PERSON" means an individual or a corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or political subdivision thereof) or other entity of any kind.

     "PURCHASE PRICE" shall have the meaning set forth in Section 2.1(a).

     "SECURITIES ACT" means the Securities Act of 1933, as amended.

     "SHARES" means One Thousand (1,000) shares of the Company's common stock.



                                   ARTICLE II

                           PURCHASE OF ORDINARY SHARES

          Section 2.1. PURCHASE OF ORDINARY SHARES; CLOSING

          (a) PURCHASE OF ORDINARY SHARES. Subject to the terms and conditions herein set forth, Seller shall sell to Purchaser, and Purchaser shall purchase from Seller on the Closing Date, One Thousand (1,000) shares of the Company's common stock, which shares constitute all

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     of the issued and  outstanding  shares of the Company's  capital stock,  in consideration for Three Million (3,000,000) shares of Purchaser's common stock (the "Purchase Price").

          (b) The closing of the purchase and sale of the Shares under this Agreement (the "Closing") shall take place at the offices of Kaplan Gottbetter & Levenson, LLP in New York, New York at 10:00 a.m. (local time) immediately upon execution of this Agreement. The date of the Closing is hereinafter referred to as the "Closing Date".

          (c) At the Closing, (i) Seller shall deliver to Purchaser share certificates representing the Shares duly endorsed for transfer to the Purchaser and (ii) Purchaser shall deliver to Seller the Purchase Price.

                                   ARTICLE III

                         REPRESENTATIONS AND WARRANTIES

     SECTION  3.1.  REPRESENTATIONS  AND  WARRANTIES  OF  PURCHASER.   Purchaser
represents and warrants to the Seller as follows:

          (a) ORGANIZATION AND QUALIFICATION. Purchaser is a Delaware corporation duly incorporated, validly existing and in good standing under the laws of Delaware. Purchaser is qualified to do business as a foreign corporation in any jurisdiction where it is required to be so qualified.

          (b) AUTHORITY. Purchaser has the requisite power and authority to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder.

          (c) NON-REGISTERED OFFERING. Neither Purchaser nor any Person acting on its behalf has taken or will take any action (including, without limitation, any offering of any securities of Purchaser under circumstances which would require the integration of such offering with the offering of the Purchase Price under the Securities Act) which might subject the offering, issuance or sale of the Purchase Price to the registration requirements of Section 5 of the Securities Act.

     SECTION 3.2. REPRESENTATIONS AND WARRANTIES OF SELLER. Seller hereby represent and warrant to Purchaser as follows:

          (a) AUTHORITY. Seller has the requisite power and authority to enter into and to consummate the transactions contemplated hereby and otherwise to carry out its obligations hereunder.

          (b) INVESTMENT INTENT. Seller is acquiring the Purchase Price for its own account for investment purposes only and not with a view to or for distributing or reselling any part thereof or interest therein, without prejudice, however, to the Seller's right, subject to the provisions of this Agreement, at all times to sell or otherwise dispose of all or any part of such Shares in compliance with applicable federal and state securities laws.

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          (c) EXPERIENCE OF SELLER.  Seller has such  knowledge,  sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Purchase Price, and has so evaluated the merits and risks of such investment.

          (d) ABILITY OF SELLER TO BEAR RISK OF INVESTMENT. Seller is able to bear the economic risk of an investment in the Purchase Price and is able to afford a complete loss of such investment.

          (e) NO TRADING MARKET FOR PURCHASE PRICE. Seller understands that there is currently no trading market for the Purchase Price and that a market may never develop.

          (f) ACCESS TO INFORMATION. Seller acknowledges that it has been afforded (i) the opportunity to ask such questions as they have deemed necessary of, and to receive answers from, Purchaser and representatives of Purchaser concerning the terms and conditions of the offering of the Purchase Price and the merits and risks of investing in the Purchase Price;
     (ii)  access  to  information  about  the  Purchaser  and  the  Purchaser's
     financial   condition,   results  of  operations,   business,   properties,
     management and prospects sufficient to enable them to evaluate his investment in the Purchase Price; and (iii) the opportunity to obtain such additional information which the Purchaser possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the Purchase Price.

          (g) RELIANCE. Seller understands and acknowledges that (i) the Purchase Price is being offered and sold to him without registration under the Securities Act in a transaction that is exempt from the registration provisions of the Securities Act, (ii) the availability of such exemption, depends in part on, and that Purchaser will rely upon the accuracy and truthfulness of, the foregoing representations and Seller hereby consents to such reliance, and (iii) that the certificates representing the Purchase Price will bear the appropriate legend stating the restrictions on the resale and transfer of the Purchase Price.

          (h) COMMON STOCK. Seller owns all of the issued and outstanding shares of the Company's capital stock, which is One Thousand (1,000) shares of common stock, free and clear of any and all liens, encumbrances, security interests, claims or charges.



                                   ARTICLE IV

                         OTHER AGREEMENTS OF THE PARTIES

         Section 4.1. Manner of Offering. The Purchase Price is being issued pursuant to Section 4(2) of the Securities Act. The Purchase Price will not be exempt from restrictions on transfer, and will carry a restrictive legend with respect to the resale and transfer of the Purchase Price.

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                                    ARTICLE V

                                   LEGAL FEES

         In the event any party commences a legal action to enforce its rights under this Agreement, the non-prevailing party shall pay all reasonable costs and expenses (including reasonable attorney's fees) incurred in enforcing such rights.

                                   ARTICLE VI

                                  MISCELLANEOUS

         Section 6.1. ENTIRE AGREEMENT; AMENDMENTS. This Agreement contains the entire understanding of the parties with respect to the subject matter hereof and supersede all prior agreements and understandings, oral or written, with respect to such matters.

         Section 6.2 AMENDMENTS; WAIVERS. No provision of this Agreement may be waived or amended except in a written instrument signed, in the case of an amendment, by Seller and Purchaser, or, in the case of a waiver, by the party against whom enforcement of any such waiver is sought. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of either party to exercise any right hereunder in any manner impair the exercise of any such right accruing to it thereafter.

         Section 6.3. HEADINGS. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

         Section 6.4. SUCCESSORS AND ASSIGNS. This Agreement may not be assigned by any party without the prior written consent of all the parties hereto. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The assignment by a party of this Agreement or any rights hereunder shall not affect the obligations of such party under this Agreement.

         Section 6.5. NO THIRD PARTY BENEFICIARIES. This Agreement is intended for the benefit of the parties hereto and their respective permitted successors and assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other person.

         Section 6.6. GOVERNING LAW. This Agreement shall be governed by and construed and enforced in accordance with the internal laws of the State of New York without regard to the principles of conflicts of law thereof. Any action to enforce the terms of this Agreement or any of its exhibits shall be exclusively brought in the state and/or federal courts in the State and County of New York.

         Section 6.7. SURVIVAL. The representations and warranties of the Seller and the Purchaser contained in


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Article III and the agreements and covenants of the parties contained in Article
IV and this Article V shall survive the Closing (or any earlier termination of this Agreement).

     Section 6.8. COUNTERPART SIGNATURES. This Agreement may be executed in counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to the other party, it being understood that both parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) the same with the same force and effect as if such facsimile signature page were an original thereof.

     Section 6.9. SEVERABILITY. In case any one or more of the provisions of this Agreement shall be invalid or unenforceable in any respect, the validity and enforceability of the remaining terms and provisions of this Agreement shall not in any way be affecting or impaired thereby and the parties will attempt to agree upon a valid and enforceable provision which shall be a reasonable substitute therefore, and upon so agreeing, shall incorporate such substitute provision in this Agreement.



                            [SIGNATURE PAGE FOLLOWS]

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         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed as of the date first indicated above.

PURCHASER:                                         SELLER:

CCP Worldwide, Inc.


By:   /s/ David R. Allsion                        /s/ David R. Allison
    ----------------------------------------      ------------------------
          David R. Allison, President                 David R. Allison


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